                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):      February 25, 1998
                                                    ---------------------------

                       PIONEER-STANDARD ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                            0-5734                  34-0907152
----------------                  --------------         -----------------------
(State or other                    (Commission            (I.R.S. Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)

         4800 EAST 131ST STREET, CLEVELAND, OHIO               44108
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:        (216) 587-3600
                                                   -----------------------------


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ITEM  5.  OTHER EVENTS

In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share." SFAS No. 128 replaced the calculation of primary and fully diluted earnings per share with basic earnings per share and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company adopted SFAS No. 128 in the fiscal third quarter of 1998.

This filing presents earnings per share pursuant to the requirements of SFAS No. 128 as amending the previously reported earnings per share in the following:

     1.   The Company's Annual Report on Form 10-K for the year ended March 31,
          1997

     2. The Company's Quarterly Report on Form 10-Q for quarter ended June 30, 1997

     3. The Company's Quarterly Report on Form 10-Q for quarter ended September 30, 1997

SELECTED FINANCIAL DATA

The following table displays financial data of Pioneer-Standard Electronics, Inc. and its consolidated subsidiaries for each of the years in the five-year period ended March 31, 1997. The selected financial data is qualified by reference to the consolidated financial statements and other information incorporated by reference in Pioneer-Standard Electronics, Inc. Annual Report on Form 10-K for each of the five years in the period ended March 31, 1997. The selected financial information provided below is not necessarily indicative of future results of operations or financial performance of Pioneer-Standard Electronics, Inc.

                                                               YEARS ENDED MARCH 31,
                                         1997         1996(1)         1995          1994           1993
                                                    (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
   Net sales                          $ 1,508,709   $ 1,105,281    $   832,152   $   580,757   $   430,013
   Cost of goods sold                   1,249,873       902,629        677,171       465,614       336,589
   Warehousing, selling and
     Administrative expenses              201,449       150,704        111,302        83,754        72,363
                                      -----------   -----------    -----------   -----------   -----------
   Operating profit                        57,387        51,948         43,679        31,389        21,061
   Equity in earnings (loss) of 50%
     Owned company                           --            (173)         2,500         3,001         2,505
   Interest expense                        17,066         8,136          3,966         2,687         3,581
                                      -----------   -----------    -----------   -----------   -----------
   Income from operations before
     Income taxes                          40,321        43,639         42,213        31,703        19,985
   Provision for income taxes              17,067        18,387         17,204        12,027         7,072
                                      -----------   -----------    -----------   -----------   -----------
   Net income                         $    23,254   $    25,252    $    25,009   $    19,676   $    12,913
                                      ===========   ===========    ===========   ===========   ===========
   Earnings per share:
     Basic (2)                               1.02          1.13           1.12           .89           .63
     Diluted                                 1.00          1.09           1.09           .87           .59
 BALANCE SHEET DATA (AT END
    OF PERIOD):
   Total assets                       $   592,513   $   559,110    $   327,415   $   220,039   $   171,860
   Long-term debt                         173,587       164,447         56,318        22,272        21,328
   Shareholders' equity                   213,979       150,693        126,415       102,740        84,117



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(1)  Results for the fiscal year ended March 31, 1996 include Pioneer Maryland under the equity method of accounting prior to the acquisition of the remaining 50% of Pioneer Maryland on November 30, 1995. If Pioneer Maryland's results were included on a consolidated basis for the full fiscal year ended March 31, 1996, net sales, operating income, interest expense, net income and diluted earnings per share would have been $1,325,047,000, $55,552,000, $12,191,000, $24,704,000, and $1.07,
     respectively.

(2) Included in the results for the fiscal year ended March 31, 1996 is an after-tax non-recurring discontinuance charge of $.11 per share recorded by Pioneer Maryland to conform to the Company's accounting methods.

EARNINGS PER SHARE COMPUTATION FOR THE THREE YEAR PERIOD ENDED MARCH 31, 1997

The following table sets forth the reconciliation of the weighted-average shares of basic earnings per share and diluted earnings per share for the years ended March 31:

                                           1997          1996          1995
                               (THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)
Net Income                             $    23,254   $    25,252   $    25,009

Weighted average shares - basic         22,731,951    22,436,003    22,355,630

Effect of dilutive securities -
  Employee Stock Options                   503,919       691,483       531,247

Adjusted weighted-average shares and
  Assumed conversions - assuming
  dilution                              23,235,870    23,127,486    22,886,877

Basic earnings per share                      1.02          1.13          1.12

Diluted earnings per share                    1.00          1.09          1.09





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QUARTERLY EARNINGS PER SHARE DATA

Basic earnings per share and diluted earnings per share for quarterly periods ending June 30 and September 30 for fiscal years 1998 and 1997 as reported in the Company's Forms 10-Q and the fourth quarter of fiscal 1997 and all quarters of fiscal 1996 as reported in the Company's 1997 Annual Report and 10-K Form are presented below:

                                                              EARNINGS PER SHARE
                                                         BASIC                    DILUTED
FISCAL YEAR ENDED MARCH 31,

1998 (1)
  Three months ended June 30, 1997                        .28                       .28

  Three months ended September 30, 1997                   .29                       .28

  Six months ended September 30, 1997                     .57                       .55


1997 (1)
  Three months ended June 30, 1996                        .27                       .27

  Three months ended September 30, 1996                   .20                       .20

  Six months ended September 30, 1996                     .47                       .46

  Three months ended March 31, 1997                       .30                       .29

1996
  First quarter                                           .30                       .29

  Second quarter                                          .30                       .29

  Third quarter                                           .18                       .18

  Fourth quarter                                          .34                       .33




(1) The Company adopted SFAS No. 128 in the fiscal third quarter of 1998 and accordingly the Form 10-Q for the fiscal third quarter was reported under the adopted SFAS No. 128.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PIONEER-STANDARD ELECTRONICS, INC.

Date  February 25, 1998                  By       /s/ John V. Goodger
     -------------------------------       ------------------------------------
                                                  John V. Goodger
                                                  Vice President and Treasurer